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                                                                   EXHIBIT 10.12


                             INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT (which, together with all extensions and renewals hereof, all modifications and amendments hereto, and all substitutions and replacements herefor, is hereinafter referred to as the "Agreement"), is dated as of May 20, 2004, and is made and entered into by and among THE DIRECTOR OF THE DEPARTMENT OF DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio (the "Director"), whose mailing address is 77 South High Street, P.O. Box 1001, Columbus, Ohio 43216-1001 (Attention: Loan Servicing), and whose telecopier number is (614) 644-1789, GENERAL ELECTRIC CAPITAL CORPORATION, acting in its capacity as agent, on behalf of itself and the other Lenders (as hereinafter defined) (the "Agent"), under that certain Credit Agreement dated as May 20, by and among, the Agent, the Borrower (as hereinafter defined), and certain other persons signatory thereto, (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), whose mailing address is 500 West Monroe Street, 12th Floor, Chicago, IL 60661 (Attention: Republic Steel Account Manager), and whose telecopier number is
(312) 463-3840, with copies to both Winston & Strawn LLP, whose mailing address is 35 West Wacker Drive, Chicago, IL 60601 (Attention: Ronald H. Jacobson) and whose telecopier number is (312) 558-5700 and General Electric Capital Corporation, 201 Merritt 7, Stamford Connecticut 06856 (Attention: Corporate Counsel-Commercial Finance) and whose telecopier number is (203) 956-7889, REPUBLIC ENGINEERED PRODUCTS, INC., a Delaware corporation (the "Borrower"), whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention:
Chief Executive Officer), and whose telecopier number is (330) 670-3020, PAV REPUBLIC, INC., a Delaware corporation (the "Parent") whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is (330) 670-3020, PAV RAILROAD, INC., a Delaware corporation ("Railroad") whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is
(330) 670-3020, and PAV MACHINE, LLC, a Delaware limited liability company ("Machine") whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is (330) 670-3020 (the Borrower, Parent, Railroad and Machine are collectively referred to herein as the "Companies").

                                    RECITALS:

      WHEREAS, the Director has made a loan to the Borrower in the original principal amount of $5,000,000 (the "State Loan"), which loan is secured by a security interest in the property described in Exhibit A hereto (the "Shared Collateral") and is evidenced by a Loan Agreement dated as of March 20, 2003 between the Director and the Borrower (the "Director Loan Agreement"; and together with all other documents or instruments evidencing or securing the State Loan hereinafter collectively referred to as the "State Loan Documents"); and

      WHEREAS, the lenders under the Credit Agreement have agreed to make loans and provide credit to the Borrower pursuant to the Credit Agreement and the Companies (other than the Borrower) have guaranteed the Borrower's and any other Company's obligations (the "Working Capital Obligations") thereunder and under any other Working Capital Loan Document (as hereinafter defined);

      WHEREAS, the Credit Agreements together with all other documents or instruments evidencing or securing the Working Capital Obligations are hereinafter collectively referred to as the "Working Capital Loan Documents";

      WHEREAS, the obligations of the Companies under the Working Capital Loan Documents are secured by, among other things, a lien upon and a security interest in the Shared Collateral;

      WHEREAS, the Director and the Agent wish to enter into this Agreement for the purpose of setting forth certain agreements between themselves with respect to the matters set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Director and the Agent hereby covenant and agree as follows:

      1. Incorporation of Recitals. The Recitals to this Agreement are incorporated herein by this reference.

      2. Definitions. (a) "Hereof," "herein, "hereunder" and "hereto" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, paragraph, item, exhibit, and schedule references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa unless other specified.

     (b) As used herein the following terms shall have the meanings set forth below:

            "Lenders" shall mean the lenders from time to time party to the Credit Agreement.

            "Security Documents" shall mean the State Loan Documents and the Working Capital Loan Documents.

      3. Shared Lien and Security Interest. Irrespective of (a) the time, order or method of attachment or perfection of the respective security interests and/or other liens granted to the Director or the Agent in or on any or all of the property or assets of any of the Companies, including the Shared Collateral,
(b) the time or manner of the filing of their respective financing statements,
(c) the possession of any portion of the Shared Collateral, (d) the dating, execution or delivery of any agreement granting to the Director or the Agent any security interests and/or other liens in or on any or all of the assets and/or property of any of the Companies, including the Shared Collateral, (e) the giving of notice or the failing to give notice of any of the above, and (f) any provision of law to the contrary, the Director and the Agent shall share a lien on the Shared Collateral; provided that the Agent's lien on the Shared Collateral shall be subordinate to the Director's lien on the Shared Collateral.


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      4. Action to Be Taken upon Occurrence of Event of Default. The Agent and the Director agree that, upon the occurrence of an event of default under either the State Loan Documents or the Working Capital Loan Documents, the Director and the Agent shall immediately consult in good faith with one another in an attempt to agree upon a mutually acceptable course of conduct including, but not limited to, actions to be taken with respect to the Shared Collateral. In the event that the Director and the Agent are unable to so agree, then the Director and the Agent may proceed to take action in accordance with the remedies available to them in the State Loan Documents and the Working Capital Loan Documents, respectively.

      5. Consent and Waiver. Notwithstanding anything contained in the State Loan Documents to the contrary, including without limitation Sections 4.2(c) and 4.2(f) of the Director Loan Agreement, the Director hereby (i) acknowledges and consents to the lien on the Shared Collateral which the Companies have granted to the Agent pursuant to the Working Capital Loan Documents and (ii) waives any default by the Companies under the State Loan Documents arising from the grant of such lien.

      6. Insurance and Eminent Domain Proceeds. All insurance and eminent domain proceeds, if any, with respect to the Shared Collateral shall be made payable to the Director, but if payment shall be made to one of the parties to this Agreement, such party will hold the proceeds in trust for the mutual benefit of the other party pending application in accordance with this Agreement, the State Loan Documents and the Working Capital Loan Documents. Whenever pursuant to the State Loan Documents, the Working Capital Loan Documents or this Agreement a procedure for the Director or the Agent to disburse such proceeds is required, the Director and the Agent agree to cooperate with each other in good faith in establishing a mutually acceptable procedure consistent with the provisions thereof and hereof. The Director, and the Agent each acknowledge that under the State Loan Documents and the Working Capital Loan Documents, respectively, they have, under certain circumstances, the right to determine whether such proceeds should be applied to reduce the obligations owing to them. If any such proceeds are so applied, such proceeds will be subject to sharing in the same manner as other proceeds of the Shared Collateral.

      7. Notices. The Indenture Trustee and the Agent shall deliver to the other
(a) as soon as practicable after receipt thereof, any notice which it receives in connection with the loan obligations owed to it by the Companies, (b) prompt notice of any fact or occurrence, excluding lapse of time but including such things as any purported transfer or removal from the State of Ohio of all or any part of the Shared Collateral, which may impair the priority of the parties shared lien or the perfection of their respective security interests in the Shared Collateral, and (c) at least ten (10) days' prior written notice of any action either of them proposes to undertake under the last sentence of Section 4 hereof or otherwise with respect to the Shared Collateral.

      8. Method of Notification. All notices made or required to be given to any party hereto pursuant to this Agreement shall be in writing and shall be sent to the address appearing in the preamble to this Agreement by regular U.S. mail, telecopier or overnight courier service. Each of the parties hereto may change its address for service of notice by giving a notice complying with this Section 8 to the other parties hereto.


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     9. Termination of Obligations. This Agreement shall automatically terminate upon payment in full of all obligations of the Companies to either the Director under the State Loan Documents or the Agent under the Working Capital Loan Documents; provided, however, that if all or any part of any payment by any of the Companies to the Director or the Agent is thereafter invalidated or set aside or required to be repaid to any person in any bankruptcy or other proceeding, then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the obligations so invalidated, set aside or repaid. Upon any such termination, all financing statements and liens applicable to the satisfied obligations shall be terminated by the appropriate party (and this obligation shall survive any termination of this Agreement).

     10. Consents Amendments and Waivers. No amendment, waiver, or consent of any provision of this Agreement shall be effective unless in writing and signed by the Director and the Agent. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the Borrower to any party in any other respect at any other time.

     11. Assignment and Parties in Interest. This Agreement may not be assigned by any party without the advance written consent of the other parties hereto. All terms of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Director and the Agent.

     12. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Director and the Agent and is not intended to grant any rights, benefits or defenses to or for the benefit of any other person whatsoever. The parties agree that the Companies are signing this Agreement solely for the purpose of consenting to and acknowledging the rights and obligations of the Director and the Agent. The Companies shall have no rights hereunder.

     13. Reservation of Security Interests as Against Third Parties. Nothing contained herein is intended to affect or limit in any way the security interests and/or other liens each of the parties hereto has in any and/or all of the property and assets of the Companies, whether tangible or intangible, insofar as the Companies and third parties are concerned. The parties hereto specifically reserve all respective security interests and/or other liens and rights to assert such security interests and/or other liens as against the Companies and third parties.

     14. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     15. Applicable Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. Severability. If any provision of this Agreement, or any term, condition, covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, such determination shall not affect any other provision, term, condition, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Such invalidity or enforceability shall not affect any valid


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
and enforceable application thereof, and each such provision, term, condition, covenant, obligation or agreement, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

     17. Integration and Controlling Effect. This Agreement sets forth the entire agreement between the parties hereto relating to the matters set forth herein and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and the Companies relating to such matters. If any of the terms or provisions of this Agreement are determined to be in conflict with any of the provisions of the State Loan Documents or Working Capital Loan Documents, the terms of this Agreement shall control.

     18. Interpretation. This Agreement shall be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's-length agreements.

     19. Covenants of the Director. All covenants, obligations and agreements of the Director contained in this Agreement shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future Director in other than his official capacity acting pursuant to applicable law.

     20. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.


                                     - 5 -
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      IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor
Agreement to be executed, and delivered by their respective duly authorized officers as of the date first hereinabove written.

                                       THE DIRECTOR OF THE DEPARTMENT OF
                                       DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio


                                       By: /s/ Marlo B. Tannous
                                           -----------------------------------
                                           Name Marlo B. Tannous
                                              --------------------------------
                                           Title Chief Legal Counsel
                                                ------------------------------



                                       GENERAL ELECTRIC CAPITAL CORPORATION, as
                                         Agent


                                       By: /s/ illegible
                                           ------------------------------------
                                               Its duly authorized signatory


     Signature page to Ohio Director of Development Intercreditor Agreement

      Each of the undersigned hereby (i) acknowledges and consents to the terms and conditions of the foregoing Agreement, as such Agreement maybe amended, modified, supplemented, restated or replaced from time to time, (ii) agrees to execute and deliver such other documents and instruments in connection herewith as may be requested by the Director or the Agent, in form and substance satisfactory to the Director or the Agent, and (iii) agrees to take such other action as any of the Director or the Agent may request to effectuate and carry out the provisions of the foregoing Agreement. Each of the undersigned further acknowledges and agrees that the provisions of the foregoing Agreement are intended to establish and define the relative rights and obligations as among the Director and the Agent and shall not be deemed to extend or modify the obligations of the undersigned (or any of them) to the Director or the Agent.

      By countersigning this Agreement, each of the undersigned agrees (i) to reimburse each of the Director and the Agent, on demand, for any reasonable expenses incurred by such person, including (1) counsel fees, (2) other charges and (3) disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution and delivery of the foregoing Agreement or any of the Security Documents (as defined in the foregoing Agreement) or any agreement or instrument contemplated thereby or the performance by the parties to the foregoing Agreement or thereto of their respective obligations under the foregoing Agreement or thereunder or in connection with the enforcement or protection of the rights of the Director and the Agent under the foregoing Agreement and the Security Documents and (ii) to indemnify and hold harmless the Director and the Agent and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee"), on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any Indemnitee in their respective capacities or any of them in any way relating to or arising out of the foregoing Agreement or the Security Documents; provided, however, that the undersigned shall not be liable to any Indemnitee for any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they have resulted from the gross negligence or willful misconduct of such Indemnitee.

                                       REPUBLIC ENGINEERED PRODUCTS, INC.


                                       By: /s/ George Strickler
                                           ------------------------------------
                                           Name  George Strickler
                                                 ------------------------------
                                           Title Chief Financial Officer
                                                 ------------------------------


     Signature page to Ohio Director of Development Intercreditor Agreement

                                       PAV REPUBLIC, INC.


                                       By: /s/ E.J. Antonio III
                                           ------------------------------------
                                           Name  E.J. Antonio III
                                                 ------------------------------
                                           Title Vice President
                                                 ------------------------------

                                       REPUBLIC N&T RAILROAD, INC.


                                       By: /s/ George Strickler
                                           ------------------------------------
                                           Name  George Strickler
                                                 ------------------------------
                                           Title Chief Financial Officer
                                                 ------------------------------

                                       REPUBLIC MACHINE, LLC

                                       By: /s/ George Strickler
                                           ------------------------------------
                                           Name  George Strickler
                                                 ------------------------------
                                           Title Chief Financial Officer
                                                 ------------------------------


     Signature page to Ohio Director of Development Intercreditor Agreement
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                                    EXHIBIT A

                     (will be identical to Exhibit A to the
                        existing Intercreditor Agreement)